UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                               1-2257                                                  13-1394750

(State or other jurisdiction                              (Commission                                       (IRS Employer

of incorporation)                                             File Number)                                       Identification No.)

135 East 57th Street, 14th Floor, New York, NY                                            10022

(Address of principal executive offices)                                             (zip code)

Registrant’s telephone number, including area code: (800) 243-5544

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01        Entry into a Material Definitive Agreement

On June 4, 2020, Trans-Lux Corporation and its wholly-owned subsidiary FairPlay Corporation (individually and collectively, the “Company”) entered into a Contract Manufacturing Agreement (the “Agreement”) with Craftsmen Industries Inc. (“Craftsmen”).  The Agreement commences June 15, 2020 and the initial term terminates December 31, 2020.  The Agreement allows for renewal terms of 180 days each.

Under the Agreement, Craftsmen shall manufacture and supply goods and provide all necessary labor, materials, management expertise, and oversight necessary to manufacture the goods at the Company’s manufacturing facility located in Hazelwood, Missouri.  The Company shall provide Craftsmen assistance to the manufacturing process, the technical details as well as the amount of goods to be produced.

The agreement provides that all payments owed by the Company to Craftsmen under this Agreement are secured by a second lien on company assets and have been guaranteed by Unilumin USA LLC (“Unilumin USA”).  Unilumin USA is wholly owned by Unilumin North America, who owns 52% of the Company’s outstanding Common Stock, par value $0.001 per share (“Common Stock”).

In connection with the Unilumin Guarantee in the Agreement, the Company issued warrants (the “Warrants”) to purchase 4,000,000 shares of the Company’s Common Stock to Unilumin USA at an exercise price of $1.00 per share.  The Warrants are exercisable until June 4, 2024.

The foregoing description of the Agreement is included to provide information regarding its terms.  It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 3.02        Unregistered Sale of Equity Securities

In connection with the Unilumin Guarantee in the Agreement, the Company issued the Warrants to purchase 4,000,000 shares of the Company’s Common Stock to Unilumin USA at an exercise price of $1.00 per share.  The Warrants are exercisable until June 4, 2024.

The Warrants were issued and granted to Unilumin pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.       Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Contract Manufacturing Agreement, dated as of June 4, 2020 and commenced as of June 15, 2020, by and among Trans-Lux Corporation, FairPlay Corporation and Craftsmen Industries, Inc., filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2020	TRANS-LUX CORPORATION

	By:	/s/ Todd Dupee
		Name:	Todd Dupee
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Modification Agreement, dated as of June 4, 2020 and commenced as of June 15, 2020, by and among Trans-Lux Corporation, FairPlay Corporation and Craftsmen Industries, Inc.

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